Exhibit 99.1

Oppenheimer 26th Annual Healthcare Conference

December 8, 2015 · New York, NY

DOUG GODSHALL

PRESIDENT AND CEO

HEARTWARE, HVAD and the HEARTWARE logo are registered trademarks of HeartWare.

HeartWare®

Safe Harbor Statement

Forward-Looking Statements

This announcement contains forward-looking statements that are based on management’s beliefs, assumptions and expectations and on information currently available to management. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements, including without limitation our expectations with respect to the: commercialization of the HeartWare HVAD® System and introduction of the MVAD® System; timing, progress and outcomes of clinical trials; regulatory and quality compliance; research and development activities; consummation of our proposed acquisition of Valtech Cardio, Ltd. and our ability to take advantage of acquired and pipeline technology. Management believes that these forward-looking statements are reasonable as and when made. However, you should not place undue reliance on forward-looking statements because they speak only as of the date when made. HeartWare does not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by federal securities laws and the rules and regulations of the Securities and Exchange Commission. HeartWare may not actually achieve the plans, projections or expectations disclosed in forward-looking statements, and actual results, developments or events could differ materially from those disclosed in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including without limitation those described in Part I, Item 1A. “Risk Factors” in HeartWare’s Annual Report on Form 10-K filed with the Securities and Exchange Commission. HeartWare may update risk factors from time to time in Part II, Item 1A. “Risk Factors” in Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, or other filings with the Securities and Exchange Commission.

HEARTWARE, HVAD and the HEARTWARE logo are registered trademarks of HeartWare.

HeartWare®

Additional Shareholder Information

Participants in the Solicitation

HeartWare, Valtech Cardio, Ltd. (“Valtech”) and their respective directors, executive officers, certain members of management and certain employees may be deemed to be participants in the solicitation of proxies in connection with the proposed acquisition of Valtech. A description of the interests in HeartWare of its directors and executive officers is set forth in HeartWare’s proxy statement for its 2015 Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2015. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed transaction, and a description of their direct and indirect interests in the proposed transaction, which may differ from the interests of HeartWare stockholders or Valtech shareholders generally, are set forth in a preliminary proxy statement/prospectus originally filed with the SEC on October 16, 2015 and amended on November 25, 2015.

Additional Information and Where To Find It

In connection with the proposed transactions, HW Global, Inc. (“Holdco”), has filed a Registration Statement on Form S-4 that contains a preliminary proxy statement/prospectus, which is not yet final and may be further amended. Holdco intends to file a final prospectus and other relevant materials and HeartWare intends to file a definitive proxy statement and other relevant materials with the SEC in connection with the proposed transactions. Investors and security holders of HeartWare and Valtech are urged to read these materials (when they become available) before making any voting or investment decision with respect to the transactions because they will contain important information about HeartWare, Valtech and the transactions. The proxy statement/prospectus and other relevant materials, and any other documents filed by Holdco or HeartWare with the SEC, may be obtained free of charge on the SEC website at www.sec.gov. In addition, investors and security holders may obtain free copies of these documents by directing a written request to HeartWare’s investor relations department at HeartWare International, Inc., 500 Old Connecticut Path, Framingham, MA 01701, Attention: Investor Relations.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

HEARTWARE, HVAD and the HEARTWARE logo are registered trademarks of HeartWare.

HeartWare®

HeartWare®

Mission

We create revolutionary technology for the treatment of heart failure to allow patients to get back to life.

HVAD® System

10,000+ Patients Implanted Globally

47 Countries



~125 U.S. Centers

~180 Intl. Centers

2009: CE Mark
2012: FDA Approval

HVAD® System - A Proven Track Record

Note: Data on Centers as of September 30, 2015

HEARTWARE, HVAD and the HEARTWARE logo are registered trademarks of HeartWare.

HeartWare® 4

HeartWare Achieves 10,000 HVAD® Implants Globally

Cumulative Implant Volume by Year

Implant Volume

12,000

10,000

8,000

6,000

4,000

2,000

10,000

0

Argentina Australia France Germany Romania Saudi Arabia

Austria Greece Serbia

Belarus Hungary Singapore

Belgium India Slovakia

Brazil Israel South Africa

Canada Italy South Korea

Chile Japan Spain

Croatia Kazakhstan Sweden

Cyprus Lebanon Switzerland

Czech Luxembourg Turkey

Republic Malaysia United Arab Emirates

‘08 ‘09 ‘10 ‘11 ‘12 ‘13’14 15*

Denmark Netherlands United Kingdom

Egypt New Zealand United States

Estonia Norway Vietnam

Thank you to the 300+ HVAD® customers around the world!

Finland Poland

HEARTWARE, HVAD and the HEARTWARE logo are registered trademarks of HeartWare.

HeartWare®

HeartWare® Ventricular Assist System

HVAD® System Miniaturized Implantable Blood Pump Features

Pericardial placement – no pump pocket

Provides up to 10 L/min of flow

Centrifugal design, continuous flow

Hybrid magnetic / hydrodynamic impeller suspension

Optimizes flow, pump surface washing and hemocompatibility

Thin (4.2 mm), flexible driveline with fatigue-resistant cables

CAUTION: Federal Law (USA) restricts this device to sale by or on the order of a physician. Refer to the

“Instructions For Use” for complete Indications for Use, Contraindications, Warnings, Precautions,

Adverse Events and Instructions prior to using this device.

HEARTWARE, HVAD and the HEARTWARE logo are registered trademarks of HeartWare.

HeartWare®

Enabling Patients to Get Back to Life

HEARTWARE, HVAD and the HEARTWARE logo are registered trademarks of HeartWare.

HeartWare®

Recent Milestones

Announced agreement to acquire Valtech Cardio

Commenced MVAD® System CE Mark international trial

Completed enrollment in ENDURANCE2 DT trial

Submitted MVAD IDE to FDA

Valtech’s Cardioband® awarded CE Mark approval

Continued ramping enrollment in HVAD® LATERAL; thoracotomy study ~60% enrolled (as of October 2015)

Surpassed 3 years of HVAD commercialization in U.S.

Longest-supported HVAD patient reached 8 years on support

HEARTWARE, HVAD and the HEARTWARE logo are registered trademarks of HeartWare.

HeartWare®

PIPELINE TECHNOLOGY

HEARTWARE, HVAD and the HEARTWARE logo are registered trademarks of HeartWare.

HeartWare®

MCS Portfolio and Pipeline: Maintaining and Enhancing Competitiveness

Pumps

HVAD®

Longer sintering

DT indication

MVAD®

Next-gen, more versatile pump

CircuLite®

Class III, partial-assist device

Longhorn®

Eliminates outflow graft

Electronics

Lavare

HVAD pulsatility algorithm

HVAD Controller Upgrade

Improved patient management

Pal™

Versatile, simple and smart controller

TET

Eliminates driveline

Remote Monitoring

Connected patient care

Tools

MVAD Gimbal

Angle and depth adjustment

Thoracotomy Tools

HVAD and MVAD

HEARTWARE, HVAD and the HEARTWARE logo are registered trademarks of HeartWare.

HeartWare®

The MVAD® System Has Breakthrough Potential

MVAD® Pump

PalTM Patient Peripherals

Small size enables less invasive implant and improved anatomical fit

Advanced impeller technology for advanced hemocompatibility

Lighter and thoughtfully designed peripherals to enhance patient quality of life

Exclusively for Clinical Investigation.

Investigational device to be used by Qualified Investigators Only.

CAUTION: Investigational Device. Limited by Federal (or United States) law to investigational use.

HEARTWARE, HVAD and the HEARTWARE logo are registered trademarks of HeartWare.

HeartWare®

qPulse™ Cycle

Customizable speed adjustments (3 settings)

Designed to promote aortic valve opening, enable ventricular washing and reduce bleeding complications

Pressure (mmHG)

120 100 80 60 40 20 0

20k 18k 16k 14k 12k 10k 8k

Speed (RPM)

Speed Aortic Left Ventricular

Exclusively for Clinical Investigation.

Investigational device to be used by Qualified Investigators Only.

CAUTION: Investigational Device. Limited by Federal (or United States) law to investigational use.

HEARTWARE, HVAD and the HEARTWARE logo are registered trademarks of HeartWare.

HeartWare®

MVAD® Advantage™ CE Mark Trial

Multi-center, prospective, non-randomized, single-arm trial

70 patients at 11 sites in Australia, Austria, France, Germany & the UK

Primary Endpoint: Survival at 6 months

Implantation via thoracotomy or sternotomy

First patient enrolled July 2015

mVAD AdvantageTM Trial

Exclusively for Clinical Investigation.

Investigational device to be used by Qualified Investigators Only.

CAUTION: Investigational Device. Limited by Federal (or United States) law to investigational use.

HEARTWARE, HVAD and the HEARTWARE logo are registered trademarks of HeartWare.

HeartWare®

MVAD® Pump in situ

SUPINE MOBILE

Exclusively for Clinical Investigation.

Investigational device to be used by Qualified Investigators Only.

CAUTION: Investigational Device. Limited by Federal (or United States) law to investigational use.

HEARTWARE, HVAD and the HEARTWARE logo are registered trademarks of HeartWare.

HeartWare®

MVAD® System Commentary

Controller assembly fix complete, software patch progressing toward submission efficiently

Investigation continues with no anticipated design modifications

Narrowing our focus to specific areas within our manufacturing process, which we may elect to further tighten up

Working with investigators to review status and develop restart plan

Finalizing decision tree for return to the clinic

HEARTWARE, HVAD and the HEARTWARE logo are registered trademarks of HeartWare.

HeartWare®

BUSINESS COMBINATION

HEARTWARE, HVAD and the HEARTWARE logo are registered trademarks of HeartWare.

HeartWare

HeartWare + Valtech: Creating the Technology Leader in Heart Failure

MVAD® System will lead a transformation of MCS portfolio and VAD market, picking up where HVAD® leaves off

Synergies with disease, customer, referral channel and delivery system will create compounding benefits over next decade

Adjustable repair of MR and TR expected to emerge as first-line option, whether surgical or interventional

Nearer-term commercial opportunity in established surgical and interventional mitral repair market with >$450M in sales

Sophisticated CardioValve™ design and delivery system to enable HeartWare leadership in mitral replacement

Combined pipeline creates unique opportunity for differentiated value creation

HEARTWARE, HVAD and the HEARTWARE logo are registered trademarks of HeartWare.

HeartWare®

Covering the Spectrum of Heart Failure

Heart Failure Continuum

Today

Cardioband Mitral HVAD

Tomorrow

Cardinal Mitral and Tricuspid

Cardioband Mitral and Tricuspid

MVAD HVAD

Future

Cardinal Mitral and Tricuspid

Cardioband Mitral and Tricuspid

Cardiovalve

CircuLite

MVAD

HVAD

Longhorn

HEARTWARE, HVAD and the HEARTWARE logo are registered trademarks of HeartWare.

HeartWare® 18

Valtech: Consistent, Meaningful Milestone Cadence

2016

- Cardioband Launch
- Cardioband IDE
- Cardinal Launch EU
- Cardioband TR FIM

2017

- Cardiovalve FIM
- Cardioband TR IDE
- Cardinal IDE

2018

- Cardioband PMA
- Cardioband TR CE Mark
- Cardinal PMA
- Cardiovalve IDE

2019

- Cardiovalve CE
- Cardioband TR PMA

HEARTWARE, HVAD and the HEARTWARE logo are registered trademarks of HeartWare.

HeartWare 19

Expanding Cardioband® Commercial Footprint

Cardioband® Center Locations in Europe & Israel

FRANCE

Paris – Hôpital Bichat-Claude Bernard

GERMANY

Bad Nauheim – Kerckhoff-Klinik

Berlin – Vivantes Klinikum Am Urban

Bonn – Universitätsklinikum Bonn

Frankfurt – CardioVasculäres Centrum Frankfurt

Hamburg – Asklepios Klinik St. Georg

Hamburg – HGH Universitäres Herz- und

Gefäßzentrum Hamburg GmbH

Hamburg – Universitätsklinikum Hamburg-Eppendorf (UKE)

Köln – Universität zu Köln

Mainz – Universitätsmedizin der Johannes Gutenberg

Universität Mainz

München – Ludwig Maximilians Universität (LMU) Klinikum

Rostock – Universitätsmedizin Rostock

ISRAEL

Haifa – Rambam Health Care Campus

Petah Tikva – Rabin Medical Center

ITALY

Catania – Ospedale Ferrarotto

Milan – Ospedale San Raffaele (OSR)

Rome – Policlinico Tor Vergata

NETHERLANDS

Nieuwegein – St. Antonius Ziekenhuis

SWITZERLAND

Zurich – UniversitätsSpital Zürich

HEARTWARE, HVAD and the HEARTWARE logo are registered trademarks of HeartWare.

Valtech HeartWare®

Replacement Will Eventually Have Strong Place in the Market; Repair Represents Much Stronger Near- and Mid-Term Opportunity as Valve Technology Matures


Repair
Transapical Replacement
Transseptal Replacement
Phase I:
Repair + Early TA Replacement
Phase II:
Repair + Mature TA and Early TS Replacement
Phase III:
Repair + Mature TS Replacement

	Phase I	Phase II	Phase III
Repair	• Repair **safer**, available **first** and more proven	• **Broader use** in earlier disease stages and lower-risk patients	• Mature repair market • **Younger FMR patients** • **Growth in DMR** segment
Replacement	• Early transapical replacement **outcomes varied**	• Mostly **reserved for high-risk** severe FMR patients • Mature transapical, **early transseptal** replacement	• **Mature transseptal** replacement valves • Older FMR patients • Select DMR etiologies

Note: Transapical (TA), Transseptal (TS).

HEARTWARE, HVAD and the HEARTWARE logo are registered trademarks of HeartWare.

21

Combined Portfolio Provides Leadership Position in Two of the Highest-Growth Areas in Heart Failure

2015 VAD Class IV Class III 2030

$800M +7% CAGR $2.2B

Valve Mitral Tricuspid

$600M +18% CAGR $7.5B

Source: HTWR estimates.

HEARTWARE, HVAD and the HEARTWARE logo are registered trademarks of HeartWare.

HeartWare® 22

Video and Slide Replay Available…

HeartWare®

HeartWare® International Analyst and Investor Meeting

Thursday, November 05, 2015 9:00 am EST

Webcast

00:33:19/03:47:33

Slide Search Slides Speakers Downloads

FMR / FTR Summary

Advanced CHF is a growing problem with significant mortality and repeat hospitalization

Most patients with CHF have FMR and in very advanced stages FTR

GDMT and resynchronization therapy work

Surgery is seldom used

Transcatheter therapy and MCS are major opportunities

A vertically integrated device company capable of managing different stages of CHF disease state makes total sense

Valtech HeartWare® 70

Slide 69 of 286

For more information and to view the Analyst & Investor Meeting video webcast replay, please visit HeartWare.com

HEARTWARE, HVAD and the HEARTWARE logo are registered trademarks of HeartWare.

HeartWare® 23

Priorities for the Months Ahead…

Advance discussions with shareholders regarding proposed Valtech acquisition; facilitate diligence process

Complete MVAD® review and implement any appropriate actions identified

Resume enrollment in CE Mark clinical trial of MVAD System

Pursue initiation of MVAD System clinical trials in U.S. and Canada

Complete Warning Letter remediation process

Complete follow-up for ENDURANCE2 DT trial

Secure approval in U.S. for Lavare Cycle

Complete enrollment in HVAD® LATERAL thoracotomy IDE study

Advance CircuLite® System toward clinic

HEARTWARE, HVAD and the HEARTWARE logo are registered trademarks of HeartWare.

HeartWare® 24

Thank You

HEARTWARE, HVAD and the HEARTWARE logo are registered trademarks of HeartWare.

HeartWare®